CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
T U R N O N G R E E N I N C [Member]
Revenues	$ 5,346,000	$ 5,416,000
Cost of revenue	3,662,000	3,821,000
Gross profit	1,684,000	1,595,000
Operating expenses:
Research and development	504,000	337,000
Selling and marketing	910,000	342,000
General and administrative	2,097,000	1,493,000
Total operating expenses	3,511,000	2,172,000
Operating loss	(1,827,000)	(577,000)
Other income:
Interest income		9,000
Net loss	$ (1,827,000)	$ (568,000)
Basic and diluted net loss per common share	$ (1,827)	$ (568)
Weighted average common shares outstanding, basic and diluted	1,000	1,000